Earnings Per Share - Summary of Basic Earnings Per Share (Detail) - EUR (€) € / shares in Units, € in Millions, shares in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Earnings per share [line items]
Net result attributable to owners of Aegon N.V.	€ 1,980	€ (146)	€ 1,235
Coupons on perpetual securities	(39)	(38)	(88)
Net result attributable to owners for basic earnings per share calculation	1,941	(184)	1,148
Net result attributable to common shareholders	€ 1,928	€ (182)	€ 1,140
Weighted average number of common shares B outstanding (in million)	2,043	2,044	2,042
Basic earnings per common share (EUR per share)	€ 0.94	€ (0.09)	€ 0.56
Common share B [member]
Earnings per share [line items]
Net result attributable to common shareholders	€ 13	€ (1)	€ 8
Weighted average number of common shares B outstanding (in million)	559	561	572
Basic earnings per common share (EUR per share)	€ 0.02	€ 0	€ 0.01